News Release

FIRST BANCORP ANNOUNCES ADJOURNMENT OF SPECIAL STOCKHOLDER MEETING
Special Meeting to be Reconvened on Friday, September 9, 2011

First BanCorp Stockholders Are Encouraged To Vote

SAN JUAN, Puerto Rico – August 23, 2011 – First BanCorp (the “Corporation”) (NYSE: FBP) announced today that the Special Meeting of the Corporation’s Stockholders scheduled for today for the purpose of obtaining stockholder approval of the issuance of 150 million shares of the Corporation’s common stock for $3.50 per share was adjourned due to the lack of the requisite quorum. A majority of the Corporation’s outstanding common stock must be present at the Special Meeting, either in person or by proxy, to establish a quorum. Although over 92% of the votes that have been received to date have been cast in favor of the proposal, approximately 46% of the outstanding shares have voted. The Special Meeting of the Corporation’s Stockholders has been adjourned to 11:00 a.m. (EDT) on September 9, 2011 and will be held at the Sheraton Puerto Rico Hotel & Casino, 22 Convention Blvd., San Juan, Puerto Rico.

The meeting is being adjourned to provide the Corporation with additional time to solicit proxies from its stockholders to establish the requisite quorum for the conduct of business at the Special Meeting of Stockholders.

The Corporation’s proxy materials, including its Notice of the Special Meeting, which were previously filed and mailed to the Corporation’s stockholders on or about July 21, 2011, as well as the agenda for the meeting set out therein, remain unchanged. The record date for the stockholders entitled to vote at the special meeting remains the close of business on July 5, 2011.

Stockholders who have already voted on the proposal do not need to take any further action. Stockholders who have not voted as of yet are encouraged to submit their votes, even if they have sold their shares subsequent to the record date. Proxies for the adjourned meeting will be accepted beginning on August 24, 2011 and until 11:59 p.m. (EDT) on September 8, 2011. Instructions for voting are provided on the proxy card sent to stockholders. Should stockholders have questions on providing voting instructions they should contact the Corporation at the number set forth below.

About First BanCorp

First BanCorp is the parent corporation of FirstBank Puerto Rico, a state-chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida, and of FirstBank Insurance Agency. First BanCorp and FirstBank Puerto Rico operate within U.S. banking laws and regulations. The Corporation operates a total of 161 branches, stand-alone offices and in-branch service centers throughout Puerto Rico, the U.S. and British Virgin Islands, and Florida. Among the subsidiaries of FirstBank Puerto Rico are First Federal Finance Corp., a small loan company; FirstBank Puerto Rico Securities, a broker-dealer subsidiary; First Management of Puerto Rico; and FirstMortgage, Inc., a mortgage origination company. In the U.S. Virgin Islands, FirstBank operates First Express, a small loan company. First BanCorp’s common and publicly-held preferred shares trade on the New York Stock Exchange under the symbols FBP, FBPPrA, FBPPrB, FBPPrC, FBPPrD and FBPPrE. Additional information about First BanCorp may be found at www.firstbankpr.com.

Safe Harbor

This press release may contain “forward-looking statements” concerning the Corporation’s future economic performance. The words or phrases “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (“FED”) and the order dated June 2, 2010 (the “Order”) that FirstBank Puerto Rico entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to attain certain capital levels and reduce its special mention, classified, delinquent and non-accrual assets; uncertainty as to whether the Corporation’s stockholders will approve the proposal to issue shares of common stock in the capital raise, which will enable the Corporation to compel the U.S. Treasury to convert into common stock the shares of Series G Preferred Stock that the Corporation issued to the U.S. Treasury; uncertainty as to whether the Corporation will be able to complete any other future capital-raising efforts; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or pay dividends to its shareholders in the future due to its inability to receive approval from the FED to receive dividends from FirstBank Puerto Rico; the risk of being subject to possible additional regulatory actions; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; impact to the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; the adverse effect of litigation; risks that further downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to make future borrowings; general competitive factors and industry consolidation; and the possible future dilution to holders of common stock resulting from additional issuances of common stock or securities convertible into common stock. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements.

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First BanCorp
Sara Alvarez
Vice President
Corporate Affairs Office
sara.alvarez@firstbankpr.com
(787) 729-8041